UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2006 with respect to the 10-KSB for the years ended December 31, 2004 and 2003; 10-QSB for the quarters ended March 31, 2005 and 2004; and 10-QSB for the quarters ended June 30, 2005 and 2004
July 7, 2006 with respect to the 10-K for the years ended 2005 and 2004 and the 10-Q for the quarters ended March 31, 2006 and 2005

SORL AUTO PARTS, INC.

DELAWARE	000-11991	30-0091294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1169 Yumeng Road Ruian Economic Development District Ruian City, Zhejiang Province Peoples’ Republic of China
(Address of principal executive offices)

Registrant’s telephone number, including area code: 86-577-6581-7720

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a).	Non-Reliance on Previously Issued Financial Statements and Related Audit Report

          On January 11, 2006, the audit committee of the board of directors of SORL Auto Parts, Inc. (the “Company”) concluded that the financial statements for the years ended December 31, 2004 and 2003, the quarters ended March 31, 2005 and 2004 and the quarters ended June 30, 2005 and 2004 should no longer be relied on for the reasons discussed below.  The Company corrected the financial statements by filing the amendments to the applicable report as indicated below

          Additionally, on July 7, 2006, the audit committee of the board of directors of the Company concluded that the financial statements for the years ended December 31, 2005 and 2004, and the quarters ended March 31, 2006 and 2005 should no longer be relied on for the reasons discussed below.  The Company corrected the financial statements by filing the amendments to the applicable report as indicated below.

Form 10-KSB for the years ended December 31, 2004 and 2003, filed March 31, 2005

          On January 11, 2006, management and the board of directors discovered an error in the financial statements for the years ended December 31, 2004 and 2003.  The financial statements contained in the Form 10-KSB for the years ended December 31, 2004 and 2003 incorrectly omitted the 12,953,720 shares of common stock issued in connection with the recapitalization of the Company during the year ended December 31, 2004.  The correction reflected in the amendment referred to below was to give effect to the 12,953,720 of post 1-for-15 reverse split shares back to the earliest period presented in the 10-KSB which was January 1, 2003.  Additionally, the financial statements were corrected to reflect 328,533 shares of common stock deemed issued to The Enchanted Village, Inc. in connection with the reverse merger to the period in which it occurred which was May, 2004.  The effect on the financial statements was an increase to common stock outstanding as of January 1, 2003.  This restatement also affected weighted average shares outstanding used in the computation of earnings per share.  The resulting effect was a decrease to earnings per share (EPS), both basic and diluted, for the year ended December 31, 2004 from $.76 to $.37 and a decrease in EPS, both basic and diluted, for the year ended December 31, 2003 from $3.50 to $.09.  The management of the Company discussed the issue with the independent auditors who agreed to the restatement on January 22, 2006.  Such issuances were disclosed in the amendment filed on February 9, 2006.

Form 10-Q for the quarters ended March 31, 2005 and 2004, filed May 16, 2005

          Also, on January 11, 2006, management and the board of directors discovered an error in the financial statements for the three months ended March 31, 2005 and 2004.  The financial statements contained in the Form 10-QSB for the quarters ended March 31, 2005 and 2004 also incorrectly omitted the 12,953,720 shares of common stock issued in connection with the recapitalization of the Company.  The correction reflected in the amendment referred to below was to give effect to the 12,953,720 of post 1-for-15 reverse split shares back to the earliest period presented in the 10-QSB which was January 1, 2004. Additionally, the financial statements were corrected to reflect 328,533 shares of common stock deemed issued to The Enchanted Village, Inc. in connection with the reverse merger to the period in which it occurred which was May, 2004.

The effect on the financial statements was an increase to common stock outstanding as of January 1, 2004. This restatement also affected weighted average shares outstanding used in the computation of earnings per share.  The resulting effect was a decrease to earnings per share (EPS), both basic and diluted, for the three months ended March 31, 2004 from $.19 to $.07.  The management of the Company discussed the issue with the independent auditors who agreed to the restatement on January 22, 2006.  By amendment filed on February 9, 2006 such issuances were reflected.

Form 10-Q for the quarters ended June 30, 2005 and 2004, filed August 15, 2005

          Also, on January 11, 2006, management and the board of directors discovered an error in the financial statements for the three and six months ended June 30 2005 and 2004.  The financial statements contained in the Form 10-QSB for the quarters ended June 30, 2005 and 2004 incorrectly omitted the 12,953,720 shares of common stock issued in connection with the recapitalization of the Company.  The correction reflected in the amendment referred to below was to give effect to the 12,953,720 of post 1-for-15 reverse split shares back to the earliest period presented in the 10-QSB which was January 1, 2004.  Additionally, the financial statements were corrected to reflect 328,533 shares of common stock deemed issued to The Enchanted Village, Inc. in connection with the reverse merger to the period in which it occurred which was May, 2004.  The effect on the financial statements was an increase to common stock outstanding as of January 1, 2004.  This restatement also affected weighted average shares outstanding used in the computation of earnings per share.  The resulting effect was a decrease to basic earnings per share for the three months ended June 30, 2004 from $3.60 to $.09 and a decrease to diluted earnings per share for the three months ended June 30, 2004 from $.16 to $.09.  Basic earnings per share for the six months ended June 30, 2004, decreased from $6.22 to $.15.  Fully diluted earnings share for the six months ended June 30, 2004 decreased from $.52 to $.15.  The management of the Company discussed the issue with the independent auditors who agreed to the restatement on January 22, 2006.  By amendment filed on February 9, 2006, such issuances were reflected.

Form 10-K for the year ended December 31, 2005 and 2004, filed March 27, 2006, as amended February 9, 2006 and June 22, 2006.

          On July 7, 2006, management and the board of directors discovered an error in the financial statements for the years ended December 31, 2005 and 2004.  The Statements of Cash Flows contained in the financial statements for the years ended December 31, 2005 and 2004 presented cash flows from changes in notes receivable as a component of investing cash flow.  The Statements of Cash Flows in the amendment filed July 27, 2006 were corrected to present cash flows from changes in notes receivable as a component of operating cash flows as opposed to a component of investing cash flows.  The change resulted in a decrease to operating cash flows and an increase in investing cash flows by $1,358,429 and $129,675 for the years ended December 31, 2005 and 2004, respectively.  The management of the Company discussed the issue with the independent auditors who agreed to the restatement on July 19, 2006.  The amendment filed on August 30, 2006 indicated that the Statements of Cash Flows were restated.

Form 10-Q for the quarters ended March 31, 2006 and 2005, filed May 15, 2006.

          Also on July 7,2006, management and the board of directors discovered an error in the financial statements for the years ended December 31, 2005 and 2004.  The Statements of Cash Flows contained in the financial statements for the quarters ended March 31, 2006 and 2005 presented cash flows from changes in notes receivable as a component of investing cash flow.  The Statements of Cash Flows in the amendment filed July 27, 2006 were corrected to present cash flows from changes in notes receivable as a component of operating cash flows as opposed to a component of investing cash flows.  The change resulted in a decrease to operating cash flows and an increase to investing cash flows by $668,816 and $634,772 for the quarters ended March 31, 2006 and 2005, respectively.  The management of the Company discussed the issue with the independent auditors who agreed to the restatement on July 19, 2006.  The amendment filed on August 30, 2006 indicated that the Statements of Cash Flows were restated.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2006	SORL AUTO PARTS, INC.

Registrant

/s/ Xiao Ping Zhang

Xiao Ping Zhang
CHIEF EXECUTIVE OFFICER